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GP Strategies Corporation
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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000116637_1 R1.0.0.11699 GP STRATEGIES CORPORATION GP STRATEGIES CORPORATION 6095 MARSHALEE DRIVE SUITE 300 ELKRIDGE, MD 21075 Annual Meeting October 21, 2011 December 14, 2011 December 14, 2011 10:30 AM EST Intercontinental Harbor Court 550 Light Street Baltimore, MD

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000116637_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 30, 2011 to facilitate timely delivery.

Voting items 0000116637_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Harvey P. Eisen 02 Marshall S. Geller 03 Daniel M. Friedberg 04 Scott N. Greenberg 05 Sue W. Kelly 06 Richard C. Pfenniger 07 A. Marvin Strait 08 Gene A. Washington The Board of Directors recommends you vote FOR proposals 2. and 3. 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. 3. Advisory vote to approve the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Advisory vote regarding the frequency of future shareholder advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote FOR proposals 5, 6, and 7. 5. To approve an Agreement and Plan of Merger providing for the merger of the Company with and into its wholly-owned subsidiary, General Physics Corporation to eliminate the current holding company structure. 6. To approve the GP Strategies Corporation 2011 Stock Incentive Plan. 7. Any other matters properly brought before the meeting or any adjournments or postponements thereof.

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